1. BACKGROUND AND NATURE OF OPERATIONS	12 Months Ended
Dec. 31, 2020
Notes
1. BACKGROUND AND NATURE OF OPERATIONS

1.BACKGROUND AND NATURE OF OPERATIONS

Red White & Bloom Brands Inc. (formerly Tidal Royalty Corp.) (the “Company” or “RWB”) was incorporated on March 12, 1980 pursuant to the Business Corporations Act, British Columbia.

The Company’s head office and registered office is located at Suite 810 – 789 West Pender Street, Vancouver, British Columbia, V6C 1H2.

On April 24, 2020, Tidal Royalty Corp. (“Tidal”) and a private Ontario company named MichiCann Medical Inc. (“MichiCann”) completed an amalgamation structured as a three-corned amalgamation whereby MichiCann was amalgamated with a newly incorporated subsidiary of Tidal, forming the Company.

Immediately prior to the amalgamation, Tidal completed a consolidation of the Tidal common shares on the basis of one post- consolidated Tidal share for every sixteen pre-consolidation Tidal common shares and changed its name from “Tidal Royalty Corp.” to “Red White & Bloom Brands Inc.”. Each MichiCann share was exchanged to one common share and one convertible series II preferred share of the Company.  Due to the terms of the exchange ratio, the previous shareholders of MichiCann acquired a controlling interest in Tidal and as such, the amalgamation has been accounted for as a reverse takeover transaction with MichiCann being the resulting issuer for financial reporting purposes.

The amalgamation resulted in all the issued and outstanding shares of MichiCann being exchanged for one common share and one convertible series II preferred share of the Company. Holders of MichiCann common share purchase warrants and MichiCann stock options received one replacement warrant or stock option, as applicable, with each exercisable for units consisting of one common share and one convertible series II preferred share.

All convertible series II preferred shares are convertible into common shares, on a one for one basis, at any time between thirteen months and twenty-four months from April 24, 2020.  Upon conversion of series II preferred shares into common shares, preferred shareholders will receive equivalent common shares plus an additional 5% common shares for each twelve month period up to twenty-four months.

An aggregate 101,345,349 common shares, 101,345,349 convertible series II preferred shares, 595,430 share purchase warrants and 7,962,679 stock options were issued to the former holders of MichiCann common shares, MichiCann warrants and MichiCann stock options, respectively. Each option and warrant is convertible to one common share and one series II preferred share. Refer to Note 5 for further details on the amalgamation.

Certain shareholders have entered into voluntary escrow and/or escrow and leak out agreements totaling 36,613,819 Common shares and the underlying shares for 3,000,000 Options. The escrow agreements carry various release terms between 6 and 20 months.

As a result of the completion of this transaction, the former holders of MichiCann Shares now hold approximately 76.67% of the issued and outstanding common shares and former holders of Tidal shares now hold 17.75% of the Common Shares and 5.58% of Common Shares are held by finders, on a non-diluted basis.  A new board and new management assumed control of the Company on April 24, 2020, the shares of the Company resumed trading on the Canadian Stock Exchange under the new trading symbol “RWB”.